UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2015 (September 24, 2015)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Annual Bonus Plan (the “2016 Annual Bonus Plan”)

On September 24, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cracker Barrel Old Country Store, Inc. (the “Company”) adopted the 2016 Annual Bonus Plan in order to reward executive officers of the Company and of its subsidiaries if the Company successfully meets established performance targets. The payment of a bonus is dependent upon the Company achieving a threshold level of operating income from continuing operations during fiscal year 2016 (the “Performance Goal”), in which case executive officers will be eligible to receive a bonus of up to a maximum of 200% of target. The Company intends for payments under the 2016 Annual Bonus Plan to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum amount allowed under the Company’s 2010 Omnibus Stock and Incentive Plan (the “Omnibus Plan”). If the Performance Goal is not met, no bonus will be paid to any executive officer.

The Committee also approved target and maximum potential bonuses for each of the Company’s executive officers under the 2016 Annual Bonus Plan, with the exception of the target and maximum potential bonuses for (i) the Company’s President and Chief Executive Officer, Sandra B. Cochran, which were approved by the independent members of the Board on the Committee’s recommendation, and (ii) Edward A. Greene, the Company’s Senior Vice President, Strategic Initiatives, for whom the Committee did not approve target and maximum potential bonuses due to Mr. Greene’s previously announced retirement from the Company effective on or about November 2, 2015. The following table indicates the target and maximum potential bonuses established for 2016, expressed as a percentage of base salary, for which each of the named executive officers would be eligible depending on the Company’s performance in 2016:

Name	2016 Target Bonus Percentage	2016 Maximum Bonus Percentage
Sandra B. Cochran	110%	220%
Lawrence E. Hyatt	70%	140%
Nicholas V. Flanagan	70%	140%
Christopher A. Ciavarra	60%	120%

In no case can an executive’s actual award under the 2016 Annual Bonus Plan exceed the maximum potential award, regardless of the Company’s 2016 performance.

A copy of the 2016 Annual Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Long-Term Incentive Program (the “2016 Long-Term Incentive Program”)

On September 24, 2015, the Committee established the 2016 Long-Term Incentive Program for 2016. The 2016 Long-Term Incentive Program consists of two components of substantially equal value for a participant at the time of grant: (i) the 2016 Long-Term Performance Plan (the “2016 LTPP”) that provides for awards of performance shares tied to successful achievement of pre-determined return on invested capital goals over fiscal years 2016 and 2017 (the “LTPP Performance Goals”), and (ii) the 2016 Market Stock Unit Grant (the “2016 MSU Grant”) that provides for awards of market-based stock units tied to total shareholder return over fiscal years 2016, 2017 and 2018 (the “MSU Performance Goal”).

The Committee also approved equity award percentages which represent the target opportunities for awards under the 2016 LTPP (the “LTPP Percentage”) and 2016 MSU Grant (the “MSU Percentage”), expressed as a percentage of the executive officer’s base salary. The LTPP Percentage and MSU Percentage, respectively, for the named executive officers were established by the Committee simultaneously with the establishment of the 2016 LTPP and 2016 MSU Grant, with the exception of (i) Ms. Cochran’s LTPP Percentage and MSU Percentage, which were approved by the independent members of the Board on the Committee’s recommendation, and (ii) Mr. Greene, the Company’s Senior Vice President, Strategic Initiatives, for whom the Committee did not approve an LTPP Percentage or MSU Percentage due to his previously announced retirement from the Company effective on or about November 2, 2015. Set forth below is each named executive officer’s LTPP Percentage and MSU Percentage, respectively:

Name	LTPP Percentage	MSU Percentage
Sandra B. Cochran	185%	185%
Lawrence E. Hyatt	100%	100%
Nicholas V. Flanagan	50%	50%
Christopher A. Ciavarra	37.5%	37.5%

Under the 2016 LTPP, if the LTPP Performance Goal is met, then each named executive officer becomes eligible to receive equity awards calculated as a function of the named executive officer’s LTPP Percentage.

Under the 2016 MSU Grant, each named executive officer is eligible to receive equity awards calculated as a function of the named executive officer’s MSU Percentage in direct proportion to the cumulative percentage increase in the Company’s total shareholder return over fiscal years 2016, 2017 and 2018.

The Company intends for awards under both the 2016 LTPP and the 2016 MSU Grant to qualify as “performance based” compensation under Section 162(m) of the Code to the maximum amount allowed under the Omnibus Plan. Accordingly, as with the 2016 Annual Bonus Plan, eligibility to receive awards under the 2016 Long-Term Incentive Program is dependent upon the Company’s achievement of pre-determined operating income performance goals during the applicable performance period. If these operating income performance goals are not met, then no award will be made under the 2016 Long-Term Incentive Program to any named executive officer. If, however, the applicable operating income performance goal is met, then each named executive officer participating in the applicable plan will become eligible to receive an equity award determined according to the Company’s performance relative to the LTPP Performance Goal and the MSU Performance Goal, as applicable.

A copy of the 2016 Long-Term Incentive Program is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Long-Term Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 30, 2015	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2016 Long-Term Incentive Program